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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ___________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  August 23, 1996


                               EARL SCHEIB, INC.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     1-4822
                          ----------------------------
                            (Commission file number)


             Delaware                                   95-1759002
   ------------------------------                ------------------------
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                   Identification No.)


         8737 Wilshire Boulevard
        Beverly Hills, California                          90211
- ----------------------------------------             ----------------
(Address of principal executive offices)                 (Zip Code)



                                 (310) 652-4880
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

          On August 23, 1996 the Company held its Annual Meeting of Shareholders and submitted the following matters to a vote of its security holders.

          (i)  Election of Directors:

          To Term Expiring 1997         For        Withheld
          ---------------------      ---------     --------

          Philip Wm. Colburn         3,612,276      337,628
          Alexander L. Kyman         3,612,516      337,388
          Donald R. Scheib           3,612,516      337,388
          Daniel A. Seigel           3,612,516      337,388
          Robert L. Spencer          3,612,516      337,388
          Robert F. Wilkinson        3,612,116      337,788


          (ii)  Amendment No. 1 to 1994 Performance Employee Stock Option Plan

        The Company proposed adoption of an amendment to the 1994 Performance Employee Stock Option Plan to increase the number of shares of Company common stock reserved for issuance from 300,000 to 500,000 shares and to reduce the percentage of the Company's outstanding shares necessary to be sold or exchanged before outstanding options accelerate and become immediately exercisable, from 80% to 50% of outstanding shares.

          Shares Voted
          ------------

          For                2,090,749
          Against              980,908
          Abstained             35,341
          Broker non-votes     842,906


          (iii)  Amendment No. 1 to 1994 Board of Directors Stock Option Plan

       The Company proposed adoption of an amendment to the 1994 Board of Directors Stock Option Plan to increase the number of shares of Company common stock reserved for issuance from 100,000 to 150,000 shares, create a new committee of disinterested administrators with discretion over the 1994 Board of Directors Stock Option Plan, encourage outside directors to acquire an equity stake in the Company by providing option grants to outside directors equal to four times their open market purchases of Company common stock up to a maximum grant of an option to purchase 10,000 shares, and to reduce the percentage of the Company's outstanding shares necessary to be sold or exchanged before outstanding options accelerate and become immediately exercisable, from 80% to 50% of outstanding shares.

          Shares voted
          ------------

          For                2,138,198
          Against              986,793
          Abstained             37,677
          Broker non-votes     787,236




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          (iv)  Non-Qualified Stock Options Granted to Certain Senior
                Executives

        The Company proposed approval of the grant by the Board of Directors of non-qualified stock options to purchase a total of 620,000 shares of the Company's common stock to three senior executive officers of the Company.

          Shares Voted
          ------------

          For                    1,999,311
          Against                1,117,895
          Abstained                 45,862
          Broker non-votes         786,836


          (v) Ratification of the selection of Deloitte & Touche, LLP, as the Company's independent auditors for the fiscal year ended April 30, 1996.

          Shares Voted
          ------------

          For                    3,945,052
          Against                    2,894
          Abstained                  1,958





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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EARL SCHEIB, INC.
                                    -----------------
                                    Registrant





September 12, 1996                  /s/ John D. Branch
- ------------------                  ----------------------------------------
     Dated                          John D. Branch, Senior Vice President and
                                    Chief Financial Officer





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